                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                NOVEMBER 22, 2000
                                (Date of Report)
               Date of earliest event reported: November 21, 2000


                                   INTUIT INC.
             (Exact name of Registrant as specified in its charter)




                                    DELAWARE
                 (State or other jurisdiction of incorporation)

         0-21180                                   77-0034661
 (Commission File Number)              (I.R.S. Employer Identification No.)

                               2535 GARCIA AVENUE
                         MOUNTAIN VIEW, CALIFORNIA 94043
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (650) 944-6000

ITEM 5. OTHER EVENTS.

        PRESS RELEASE ANNOUNCING FIRST QUARTER RESULTS

        On November 21, 2000, Intuit Inc. (the "Company" or "Intuit") announced its financial results for the fiscal quarter ended October 31, 2000.

        Intuit reported revenue of $187.5 million for its first quarter of fiscal 2001, an increase of 6% compared to $176.9 million in the same quarter a year ago. The Company reported a net loss for the quarter of $33.8 million, or $0.16 per share, which included net pre-tax losses on marketable securities and other investments of $3.9 million. It also included the cumulative effects of changes in accounting for derivatives, net of taxes, of approximately $14.3 million. These results are consistent with Intuit's seasonal pattern that produces lower revenue and typically losses outside of the tax season. In the year ago quarter Intuit reported a net loss of $65.9 million, or $0.33 per share, which included $17.3 million in net pre-tax losses on marketable securities and other investments.



                          (Financial statements follow)

                                   INTUIT INC.
               GAAP CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      (In thousands, except per share data)
                                   (Unaudited)

                                                                           Three Months Ended
                                                                               October 31,
                                                                       -------------------------
                                                                          1999            2000
                                                                       ---------       ---------
Net revenue                                                            $ 176,928       $ 187,522
Costs and expenses:
  Cost of goods sold:
     Product and service                                                  56,439          66,894
     Amortization of purchased software and other                          2,432           2,987
  Customer service & technical support                                    34,301          32,396
  Selling & marketing                                                     69,905          61,100
  Research & development                                                  41,713          47,878
  General & administrative                                                21,492          27,783
  Charge for purchased research and development                            1,312              --
  Acquisition related costs-amortization of intangibles                   36,351          38,542
  Acquisition related deferred compensation                                  740           1,137
  Reorganization costs                                                     3,500              --
                                                                       ---------       ---------
Total costs & expenses                                                   268,185         278,717
                                                                       ---------       ---------
Loss from operations                                                     (91,257)        (91,195)
Interest and other income and expense, net                                 8,476          16,118
Losses on marketable securities and other investments, net               (17,309)         (3,868)
                                                                       ---------       ---------
Loss before income tax benefit, minority interest and cumulative
   effect of accounting change                                          (100,090)        (78,945)
Income tax benefit                                                       (34,170)        (30,916)
Minority interest                                                            (59)             50
                                                                       ---------       ---------
Loss before cumulative effect of accounting change                       (65,861)        (48,079)
Cumulative effect of change in accounting for derivatives, net of
   income taxes of $9,543                                                     --          14,314
                                                                       ---------       ---------
Net loss                                                               $ (65,861)      $ (33,765)
                                                                       =========       =========
Basic and diluted net loss per share before cumulative effect of
  accounting change                                                    $   (0.33)      $   (0.23)
Cumulative effect of accounting change                                        --            0.07
                                                                       ---------       ---------
Basic and diluted net loss per share                                   $   (0.33)      $   (0.16)
                                                                       =========       =========
Shares used in per share amounts                                         197,362         205,727
                                                                       =========       =========

                                   INTUIT INC.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS(i)
                      (In thousands, except per share data)
                                   (Unaudited)

                                                                                   Three Months Ended
                                                                                       October 31,
                                                                               ------------------------
                                                                                  1999          2000
                                                                               ---------     ----------
Net revenue                                                                    $ 176,928     $ 187,522
Costs and expenses:
  Cost of goods sold:
    Product and service                                                           56,439        66,894
 Customer service & technical support                                             34,301        32,396
 Selling & marketing                                                              69,905        61,100
 Research & development                                                           41,713        47,878
 General & administrative                                                         21,492        27,783
                                                                               ---------     ---------
Total costs & expenses, excluding acquisition related charges and
  reorganization costs                                                           223,850       236,051
Loss from operations                                                             (46,922)      (48,529)
Interest and other income and expense, net                                         8,476        16,118
                                                                               ---------     ---------
Loss excluding acquisition related charges, reorganization costs, losses on marketable securities and other investments, net
   and cumulative effect of accounting change                                    (38,446)      (32,411)
Income tax benefit                                                               (13,072)      (11,020)
Minority interest                                                                    (59)           50
                                                                               ---------     ---------
Net loss excluding acquisition related charges, reorganization costs, losses on marketable securities and other investments, net
   and cumulative effect of accounting change                                  $ (25,315)    $ (21,441)
                                                                               =========     =========

Basic and diluted net loss per share excluding acquisition related charges, reorganization costs, losses on marketable securities and other
   investments, net and cumulative effect of accounting change                 $   (0.13)    $   (0.10)
                                                                               =========     =========
 Shares used in per share amounts                                                197,362       205,727
                                                                               =========     =========

(i) This statement of operations information for the three month periods ended October 31, 1999 and 2000 is for illustrative purposes only and is not prepared in accordance with generally accepted accounting principles. It shows the operating results of the Company, excluding acquisition related charges of $40.8 million and $42.7 million for the three month periods ended October 31, 1999 and 2000, respectively. The three month period ended October 31, 1999 excludes reorganization costs of $3.5 million. The three month periods ended October 31, 1999 and 2000 excludes losses on marketable securities and other investments, net, of $17.3 million and $3.9 million, respectively. The three month period ended October 31, 2000 excludes cumulative gains from the effect of an accounting change, net of taxes, of $14.3 million. Assuming no additional acquisitions and no impairment of value resulting in an acceleration of amortization, pre-tax amortization of acquisition related charges will be approximately $178.7 million, $176.4 million, $152.3 million and $73.0 million for the years ending July 31, 2001 through 2004, respectively.

                                   INTUIT INC.
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                 (In thousands)
                                   (Unaudited)

                                                           July 31,      October 31,
                                                             2000           2000
                                                         -----------     ----------
ASSETS:

Current assets:
  Cash, cash equivalents and short-term investments      $1,467,173      $1,371,384
  Marketable securities                                     225,878         154,647
  Customer deposits                                         181,678         197,407
  Accounts receivable, net                                   67,420          67,938
  Mortgage loans                                             60,330          67,269
  Deferred income taxes                                      95,777          95,883
  Prepaid expenses and other current assets                  30,538          35,805
                                                         ----------      ----------
          Total current assets                            2,128,794       1,990,333
Property and equipment, net                                 167,707         183,243
Goodwill, net                                               358,890         425,441
Purchased intangibles, net                                   79,988         103,877
Long-term deferred income taxes                              92,985          79,080
Investments                                                  31,160          43,279
Loans due from affiliates                                     6,464           7,097
Other assets                                                 12,914          26,073
                                                         ----------      ----------
Total assets                                             $2,878,902      $2,858,423
                                                         ==========      ==========
LIABILITIES AND STOCKHOLDERS' EQUITY:

Current liabilities:
  Line of credit                                         $    2,580      $    3,137
  Accounts payable                                           79,145          81,877
  Accrued compensation and related liabilities               49,303          52,129
  Payroll tax obligations                                   177,002         190,922
  Escrow liabilities                                          5,899           7,169
  Drafts payable                                             23,598          26,265
  Deferred revenue                                          107,578         121,169
  Income taxes payable                                      110,743          50,401
  Short-term note payable                                    34,286          34,376
  Deferred income taxes                                      53,934          31,552
  Other accrued liabilities                                 162,769         169,066
                                                         ----------      ----------
          Total current liabilities                         806,837         768,063
Long-term obligations                                           538          18,505
Minority interest                                               238             288
Stockholders' equity                                      2,071,289       2,071,567
                                                         ----------      ----------
Total liabilities and stockholders' equity               $2,878,902      $2,858,423
                                                         ==========      ==========

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   November 21, 2000               INTUIT INC.



                                        By: /s/ Greg Santora
                                           -----------------
                                           Greg Santora
                                           Senior Vice President and
                                           Chief Financial Officer